                                                                 EXHIBIT 99.B16B



DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
A CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------
Initial Investment                                         $1,000.00
Beginning OFFER                                                $8.92
Initial Shares                                               112.108


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
      1997                  112.108           $0.000           0.000          112.108
---------------------------------------------------------------------------------------




Ending Shares                                               112.108
Ending NAV                                              x     $9.73
                                                          ---------
Investment Return                                         $1,090.81


Total Return Performance
------------------------
Investment Return                                         $1,090.81
Less Initial Investment                                   $1,000.00
                                                          ---------
                                                             $90.81 / $1,000.00 x 100

Total Return:                                                  9.08%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
A CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.25
Initial Shares                                               121.212


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
      1997                  121.212          $0.000            0.000         121.212
---------------------------------------------------------------------------------------




Ending Shares                                                121.212
Ending NAV                                              x      $9.73
                                                           ---------
Investment Return                                          $1,179.39





Total Return Performance
------------------------
Investment Return                                         $1,179.39
Less Initial Investment                                   $1,000.00
                                                          ---------
                                                            $179.39 / $1,000.00 x 100



Total Return:                                                 17.94%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
A CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647

     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  117.647           $0.000            0.000         117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.73
                                                           ---------
Investment Return                                          $1,144.71




Total Return Performance
------------------------
Investment Return                                          $1,144.71
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $144.71 / $1,000.00 x 100



Total Return:                                                  14.47%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
A CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning OFFER                                                $8.66
Initial Shares                                               115.473


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  115.473           $0.000            0.000         115.473
---------------------------------------------------------------------------------------




Ending Shares                                                115.473
Ending NAV                                              x      $9.73
                                                           ---------
Investment Return                                          $1,123.55




Total Return Performance
------------------------
Investment Return                                          $1,123.55
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $123.55 / $1,000.00 x 100



Total Return:                                                  12.36%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
      1997                  117.647          $0.000            0.000          117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.75
                                                           ---------
Investment Return                                          $1,147.06




Total Return Performance
------------------------
Investment Return                                          $1,147.06
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $147.06 / $1,000.00 x 100



Total Return:                                                  14.71%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.26
Initial Shares                                               121.065


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  121.065           $0.000            0.000         121.065
---------------------------------------------------------------------------------------




Ending Shares                                                121.065
Ending NAV                                              x      $9.75
                                                           ---------
Investment Return                                          $1,180.38




Total Return Performance
------------------------
Investment Return                                          $1,180.38
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $180.38 / $1,000.00 x 100



Total Return:                                                  18.04%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
B CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.24
Initial Shares                                               121.359


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   121.359          $0.000            0.000         121.359
---------------------------------------------------------------------------------------




Ending Shares                                                121.359
Ending NAV                                              x      $9.71
                                                           ---------
                                                           $1,178.40
Less CDSC                                                     $40.00
                                                           ---------
Investment Return                                          $1,138.40


Total Return Performance
------------------------
Investment Return                                          $1,138.40
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $138.40 / $1,000.00 x 100



Total Return:                                                  13.84%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
B CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.24
Initial Shares                                               121.359


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  121.359           $0.000            0.000         121.359
---------------------------------------------------------------------------------------




Ending Shares                                                121.359
Ending NAV                                              x      $9.71
                                                           ---------
Investment Return                                          $1,178.40




Total Return Performance
------------------------
Investment Return                                          $1,178.40
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $178.40 / $1,000.00 x 100



Total Return:                                                  17.84%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
B CLASS
TOTAL RETURN PERFORMANCE
INCEPTION (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                                117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
      1997                  117.647          $0.000            0.000         117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.71
                                                           ---------
                                                           $1,142.35
Less CDSC                                                     $40.00
                                                           ---------
Investment Return                                          $1,102.35


Total Return Performance
------------------------
Investment Return                                          $1,102.35
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $102.35 / $1,000.00 x 100



Total Return:                                                  10.24%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
B CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647



     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   117.647          $0.000           0.000          117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.71
                                                           ---------
Investment Return                                          $1,142.35




Total Return Performance
------------------------
Investment Return                                          $1,142.35
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $142.35 / $1,000.00 x 100



Total Return:                                                  14.24%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
C CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.25
Initial Shares                                               121.212


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   121.212           $0.000           0.000         121.212
---------------------------------------------------------------------------------------




Ending Shares                                                121.212
Ending NAV                                              x      $9.71
                                                           ---------
                                                           $1,176.97
Less CDSC                                                     $10.00
                                                           ---------
Investment Return                                          $1,166.97


Total Return Performance
------------------------
Investment Return                                          $1,166.97
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $166.97 / $1,000.00 x 100



Total Return:                                                  16.70%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
C CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.25
Initial Shares                                               121.212


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   121.212          $0.000            0.000           121.212
---------------------------------------------------------------------------------------




Ending Shares                                                121.212
Ending NAV                                              x      $9.71
                                                           ---------
Investment Return                                          $1,176.97




Total Return Performance
------------------------
Investment Return                                          $1,176.97
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $176.97 / $1,000.00 x 100



Total Return:                                                  17.70%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
C CLASS
TOTAL RETURN PERFORMANCE
INCEPTION (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   117.647           $0.000          0.000          117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.71
                                                           ---------
                                                           $1,142.35
Less CDSC                                                     $10.00
                                                           ---------
Investment Return                                          $1,132.35


Total Return Performance
------------------------
Investment Return                                          $1,132.35
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $132.35 / $1,000.00 x 100



Total Return:                                                  13.24%

DELAWARE GROUP EQUITY FUNDS II, INC. - BLUE CHIP FUND
C CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   117.647          $0.000            0.000         117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.71
                                                           ---------
Investment Return                                          $1,142.35




Total Return Performance
------------------------
Investment Return                                          $1,142.35
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $142.35 / $1,000.00 x 100



Total Return:                                                  14.24%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
A CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning OFFER                                                $8.70
Initial Shares                                               114.943


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   114.943          $0.000           0.000          114.943
---------------------------------------------------------------------------------------




Ending Shares                                                114.943
Ending NAV                                              x      $9.90
                                                           ---------
Investment Return                                          $1,137.94




Total Return Performance
------------------------
Investment Return                                          $1,137.94
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $137.94 / $1,000.00 x 100



Total Return:                                                  13.79%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
A CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning OFFER                                                $8.92
Initial Shares                                               112.108


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  112.108            $0.000          0.000         112.108
---------------------------------------------------------------------------------------




Ending Shares                                                112.108
Ending NAV                                              x      $9.90
                                                           ---------
Investment Return                                          $1,109.87




Total Return Performance
------------------------
Investment Return                                          $1,109.87
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $109.87 / $1,000.00 x 100



Total Return:                                                  10.99%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
A CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.29
Initial Shares                                               120.627


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  120.627           $0.000           0.000          120.627
---------------------------------------------------------------------------------------




Ending Shares                                                120.627
Ending NAV                                              x      $9.90
                                                           ---------
Investment Return                                          $1,194.21




Total Return Performance
------------------------
Investment Return                                          $1,194.21
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $194.21 / $1,000.00 x 100



Total Return:                                                  19.42%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
A CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   117.647          $0.000           0.000         117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.90
                                                           ---------
Investment Return                                          $1,164.71




Total Return Performance
------------------------
Investment Return                                          $1,164.71
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $164.71 / $1,000.00 x 100



Total Return:                                                  16.47%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.29
Initial Shares                                               120.627


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   120.627          $0.000           0.000          120.627
---------------------------------------------------------------------------------------




Ending Shares                                                120.627
Ending NAV                                              x      $9.91
                                                           ---------
Investment Return                                          $1,195.41




Total Return Performance
------------------------
Investment Return                                          $1,195.41
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $195.41 / $1,000.00 x 100



Total Return:                                                  19.54%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   117.647          $0.000           0.000         117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.91
                                                           ---------
Investment Return                                          $1,165.88




Total Return Performance
------------------------
Investment Return                                          $1,165.88
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $165.88 / $1,000.00 x 100



Total Return:                                                  16.59%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
B CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.28
Initial Shares                                               120.773


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  120.773           $0.000           0.000          120.773
---------------------------------------------------------------------------------------




Ending Shares                                                120.773
Ending NAV                                              x      $9.87
                                                           ---------
                                                           $1,192.03
Less CDSC                                                     $40.00
                                                           ---------
Investment Return                                          $1,152.03


Total Return Performance
------------------------
Investment Return                                          $1,152.03
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $152.03 / $1,000.00 x 100



Total Return:                                                  15.20%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
B CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.28
Initial Shares                                               120.773


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  120.773           $0.000            0.000         120.773
---------------------------------------------------------------------------------------




Ending Shares                                                120.773
Ending NAV                                              x      $9.87
                                                           ---------
Investment Return                                          $1,192.03




Total Return Performance
------------------------
Investment Return                                          $1,192.03
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $192.03 / $1,000.00 x 100



Total Return:                                                  19.20%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
B CLASS
TOTAL RETURN PERFORMANCE
INCEPTION (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  117.647           $0.000           0.000          117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.87
                                                           ---------
                                                           $1,161.18
Less CDSC                                                     $40.00
                                                           ---------
Investment Return                                          $1,121.18


Total Return Performance
------------------------
Investment Return                                          $1,121.18
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $121.18 / $1,000.00 x 100



Total Return:                                                  12.12%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
B CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
      1997                 117.647           $0.000           0.000          117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.87
                                                           ---------
Investment Return                                          $1,161.18




Total Return Performance
------------------------
Investment Return                                          $1,161.18
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $161.18 / $1,000.00 x 100



Total Return:                                                  16.12%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
C CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.28
Initial Shares                                               120.773


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   120.773           $0.000          0.000          120.773
---------------------------------------------------------------------------------------




Ending Shares                                                120.773
Ending NAV                                              x      $9.87
                                                           ---------
                                                           $1,192.03
Less CDSC                                                     $10.00
                                                           ---------
Investment Return                                          $1,182.03


Total Return Performance
------------------------
Investment Return                                          $1,182.03
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $182.03 / $1,000.00 x 100



Total Return:                                                  18.20%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
C CLASS
TOTAL RETURN PERFORMANCE
THREE MONTHS
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.28
Initial Shares                                               120.773


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  120.773           $0.000           0.000          120.773
---------------------------------------------------------------------------------------




Ending Shares                                                120.773
Ending NAV                                              x      $9.87
                                                           ---------
Investment Return                                          $1,192.03




Total Return Performance
------------------------
Investment Return                                          $1,192.03
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $192.03 / $1,000.00 x 100



Total Return:                                                 19.20%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
C CLASS
TOTAL RETURN PERFORMANCE
INCEPTION (INCLUDING CDSC)
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                  117.647           $0.000           0.000          117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.87
                                                           ---------
                                                           $1,161.18
Less CDSC                                                     $10.00
                                                           ---------
Investment Return                                          $1,151.18


Total Return Performance
------------------------
Investment Return                                          $1,151.18
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $151.18 / $1,000.00 x 100



Total Return:                                                  15.12%

DELAWARE GROUP EQUITY FUNDS II, INC. - QUANTUM FUND
C CLASS
TOTAL RETURN PERFORMANCE
INCEPTION
--------------------------------------------------------------------------------

Initial Investment                                         $1,000.00
Beginning NAV                                                  $8.50
Initial Shares                                               117.647


     Fiscal                Beginning        Dividends      Reinvested      Cumulative
      Year                  Shares         for Period        Shares          Shares
---------------------------------------------------------------------------------------
     1997                   117.647          $0.000           0.000          117.647
---------------------------------------------------------------------------------------




Ending Shares                                                117.647
Ending NAV                                              x      $9.87
                                                           ---------
Investment Return                                          $1,161.18




Total Return Performance
------------------------
Investment Return                                          $1,161.18
Less Initial Investment                                    $1,000.00
                                                           ---------
                                                             $161.18 / $1,000.00 x 100



Total Return:                                                  16.12%